COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Class A (CPXAX), Class C (CPXCX) and Class I (CPXIX) Shares

Supplement dated January 14, 2015 to

Summary Prospectuses and Prospectuses dated May 1, 2014

Class R (CPRRX) and Class Z (CPXZX) Shares

Supplement dated January 14, 2015 to

Summary Prospectus and Prospectus dated September 30, 2014

Effective immediately, the Board of Directors of the Fund approved a change to the Fund’s Portfolio Managers.

Accordingly, the “Investment Management – Portfolio Manager” section of the Prospectuses and Summary Prospectuses is hereby deleted and replaced with the following:

Portfolio Managers

The Fund’s portfolio managers are:

•	Joseph M. Harvey—Vice President of the Fund. Mr. Harvey has been a portfolio manager of the Fund since inception.

•	William F. Scapell—Vice President of the Fund. Mr. Scapell has been a portfolio manager of the Fund since inception.

•	Elaine Zaharis-Nikas—Ms. Zaharis-Nikas has been a portfolio manager of the Fund since 2015.

Additionally, the “Management of the Fund – Portfolio Manager” section of the Prospectuses is hereby deleted and replaced with the following:

PORTFOLIO MANAGERS

The Fund’s portfolio managers are:

•	Joseph M. Harvey—Mr. Harvey is a vice president of the Fund. He joined the Advisor in 1992 and currently serves as president and chief investment officer of the Advisor and CNS.

•	William F. Scapell—Mr. Scapell is a vice president of the Fund. He joined the Advisor in 2003 and currently serves as executive vice president of the Advisor and CNS. Mr. Scapell is a Chartered Financial Analyst.

•	Elaine Zaharis-Nikas–Ms. Zaharis-Nikas joined the Advisor in 2003 and currently serves as a senior vice president of the Advisor and CNS. Prior to joining the Advisor, Ms. Zaharis-Nikas was a credit analyst for five years, and an internal auditor for three years, at J.P. Morgan Chase. Ms. Zaharis-Nikas is a Chartered Financial Analyst.

The Advisor utilizes a team-based approach in managing the Fund. Mr. Harvey is the leader of this team. Mr. Scapell and Ms. Zaharis-Nikas direct and supervise the execution of the Fund’s investment strategy, and lead and guide the other members of the investment team. All of the Fund’s portfolio managers collaborate with respect to the process for allocating the Fund’s assets among the various sectors and industries.

The SAI contains additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS

CPXACIRZSUP-0115